                            SCHEDULE 14A INFORMATION

                Proxy Statement Pursuant to Section 14(a) of the
                         Securities Exchange Act of 1934
                                (Amendment No. )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement

[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

[X]  Definitive Proxy Statement

[ ]  Definitive Additional Materials

[ ]  Soliciting Material Pursuant to S 240.14a-11(c) or S 240.14a-12

                             SIMULATIONS PLUS, INC.
                ------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

     (Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X] No fee required.

[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     1)  Title of each class of securities to which transaction applies:

     2)  Aggregate number of securities to which transaction applies:

     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

     4)  Proposed maximum aggregate value of transactions:

     5)  Total fee paid:

[ ] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act
    Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1) Amount Previously Paid:

     2) Form, schedule or Registration Statement No.:

     3) Filing Party:

     4) Date Filed.

                             SIMULATIONS PLUS, INC.
                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

                            To be Held March 11, 2004

The Annual Meeting of Shareholders of Simulations Plus, Inc. (the "Company"), will be held on March 11, 2004, at 2:00 p.m., Pacific Time, at 1220 W. Avenue J, Lancaster, California, for the following purposes:

         1. To elect to the Board of Directors four (4) directors, to serve until the next Annual Meeting of Stockholders of the Company or until their successors are elected and qualify, subject to prior death, resignation or removal.

         2. To ratify the appointment of Singer, Lewak, Greenbaum & Goldstein LLP as Independent public accountants for the Company for the year ending August 31, 2004.

         3. To transact such other business as may properly come before the Meeting or any adjournments or postponements thereof.

         All shareholders are cordially invited to attend the meeting, although only shareholders of record at the close of business on January 23, will be entitled to notice of and to vote at the meeting. A list of shareholders entitled to vote at the Annual Meeting will be open to inspection by the shareholders at the Company's principal office, 1220 W. Avenue J, Lancaster, California, for a period of 10 days prior to the Annual Meeting and at the Annual Meeting itself.

      Shares can be voted at the meeting only if the holder is present in person or represented by proxy. We urge you to date and sign the enclosed proxy and return it in the accompanying envelope promptly so that your shares may be voted in accordance with your wishes and the presence of a quorum may be assured. We encourage you to do so even if you plan to attend the meeting in person. The prompt return of your signed proxy, regardless of the number of shares you hold, will aid the Company in reducing the expense of additional proxy solicitation. The giving of such proxy does not affect your right to vote in person in the event you attend the meeting.
                                          By Order of the Board of Directors

                                          Virginia Woltosz
                                          Secretary

Lancaster, California
February 11, 2004

--------------------------------------------------------------------------------
                                   YOUR PROXY

PLEASE SIGN AND RETURN YOUR PROXY PROMPTLY IN THE ENCLOSED POSTPAID ENVELOPE. SHOULD YOU ATTEND THE MEETING, YOU MAY VOTE IN PERSON EVEN THOUGH YOU HAVE GIVEN A PROXY. THE PROMPT RETURN OF YOUR PROXY WILL BE OF GREAT HELP IN PREPARATION FOR THE MEETING.
--------------------------------------------------------------------------------

                             SIMULATIONS PLUS, INC.
                                1220 W. AVENUE J
                        LANCASTER, CALIFORNIA 93534-2902
                                 (661) 723-7723

                            ________________________

                                 PROXY STATEMENT
                            _________________________


This proxy statement is furnished to the stockholders of Simulations Plus, Inc., a California corporation (the "Company"), in connection with the Annual Meeting of Stockholders (the "Meeting") to be held at the Company's Offices located at 1220 W. Avenue J, Lancaster, California 93534-2902, on March 11, 2004, at 2:00 p.m. local time.

The Meeting will be held to consider and vote on the following proposals:

                               PURPOSE OF MEETING

         1. To elect to the Board of Directors four (4) directors, to serve until the next Annual Meeting of Stockholders of the Company or until their successors are elected and qualify, subject to their prior death, resignation or removal.

         2. To ratify the appointment of Singer, Lewak, Greenbaum & Goldstein LLP as independent public accountants for the Company for the year ending August 31, 2004.

         3. To transact such other business as may properly come before the Meeting and any adjournments thereof.

A list of shareholders entitled to vote at the Annual Meeting will be open to inspection by the shareholders at the Company's principal office, 1220 W. Avenue J, Lancaster, California, for a period of 10 days prior to the Annual Meeting and at the Annual Meeting itself.

         Requests should be addressed to the Company, to the attention of Simulations Plus, Inc., Walt Woltosz, Chief Executive Officer, 1220 W. Avenue J, Lancaster, California 93534, (661) 723-7723.

                           INCORPORATION BY REFERENCE

         Simulations Plus, Inc., a California corporation (the "Company") is currently subject to the reporting requirements of the Securities Exchange Act of 1934, as amended (the "Exchange Act") and, in accordance therewith, files reports, proxy and Proxy Statements and other information with the Securities and Exchange Commission (the "Commission"). Such reports, proxy and Proxy Statements and other information may be inspected and copied at the public reference facilities of the Commission at Judiciary Plaza, 450 Fifth Street, N.W., Room 1024, Washington D.C. 20549; at its Northeast Regional Office, 233 Broadway, New York, NY 10279; and at its Chicago Regional Office, 500 West Madison Street, Suite 1400, Chicago Illinois 60661-2511, and copies of such materials can be obtained from the Public Reference Section of the Commission, 450 Fifth Street, N.W., Washington D.C. 20549 at prescribed rates. In addition, such materials may be accessed electronically at the Commission's site on the World Wide Web, located at http:/www.sec.gov. The Company intends to furnish its stockholders with annual reports containing audited financial statements and such other periodic reports as the Company may determine to be appropriate or as may be required by law.

     A copy of the Company's 2003 Annual Report on Form 10-KSB including financial statements for the years ended August 31, 2003 and 2002, is being mailed to all shareholders herewith. Except for any portion of the Form 10-KSB, which is specifically incorporated by, reference into this Proxy Statement, the Form 10-KSB is not to be regarded as proxy solicitation material or as a communication by means of which any solicitation is being made. THE COMPANY WILL PROVIDE ANY SHAREHOLDER WITH A COPY OF ANY EXHIBIT TO THE FORM 10-KSB/A PURSUANT TO THE REQUEST PROCEDURE DESCRIBED IN THE FORM 10-KSB.

                 INFORMATION CONCERNING SOLICITATION AND VOTING

         The following information is provided to stockholders to explain the use of this Proxy Statement for this Meeting:

RECORD DATE

         Only stockholders of record at the close of business on January 23, 2004 are entitled to vote at the Meeting. The Company's Common Stock is its only class of voting securities. As of January 23, 2004, the Company had issued and outstanding 3,478,960 shares of Common Stock of record.

REVOCABILITY OF PROXIES

         A PROXY FOR USE AT THE MEETING IS ENCLOSED. ANY STOCKHOLDER WHO EXECUTES AND DELIVERS A PROXY HAS THE RIGHT TO REVOKE IT AT ANY TIME BEFORE ITS EXERCISE BY FILING WITH THE SECRETARY OF THE COMPANY AN INSTRUMENT REVOKING IT OR A DULY EXECUTED PROXY BEARING A LATER DATE. IN ADDITION, A STOCKHOLDER MAY REVOKE A PROXY PREVIOUSLY EXECUTED BY HIM BY ATTENDING THE MEETING AND ELECTING TO VOTE IN PERSON.

VOTING AND SOLICITATION

         Proxies are being solicited by the Board of Directors of the Company. The cost of this solicitation will be borne by the Company. Solicitation will be primarily by mail, but may also be made by telephone, fax transmission or personal contact by certain officers and directors of the Company, who will not receive any compensation therefore. Shares of Common Stock represented by properly executed proxies will, unless such proxies have been previously revoked, be voted in accordance with the instructions indicated thereon. IN THE ABSENCE OF SPECIFIC INSTRUCTIONS TO THE CONTRARY, PROPERLY EXECUTED PROXIES WILL BE VOTED FOR EACH OF THE PROPOSALS DESCRIBED ABOVE. No business other than that set forth in the accompanying Notice of Annual Meeting of Stockholders is expected to come before the Meeting. Should any other matter requiring a vote of stockholders properly arise, the persons named in the enclosed form of proxy will vote such proxy in accordance with the recommendation of the Board of Directors.

         Each share of Common Stock is entitled to one vote for each share held as of record, and there are no preemptive rights. The law of the state of California and the Company's current Certificate of Incorporation (the "Certificate of Incorporation") and Bylaws do provide for cumulative voting for the election of directors or any other purpose.

         The effect of cumulative voting is that the holders of a majority of the outstanding shares of Common Stock may not be able to elect all of the Company's directors. No shareholder will be entitled to cumulate votes for a candidate, however, unless that candidate's name has been placed in nomination prior to the voting and the shareholder, or any other shareholder, has given notice at the meeting, prior to the voting, of an intention to cumulate votes. A favorable vote consists of a simple majority of the shares entitled to vote at the meeting. The Company believes that as of January 23, 2004 the approximate number of shareholders of record of its common stock was 600 and that there were approximately 70 beneficial owners. This includes shares held in nominee or "street" accounts.

         Only shareholders of record at the close of business on January 23, 2004, will be entitled to vote at the meeting. On January 23, 2004, there were 3,478,960 shares of the Common Stock issued and outstanding. Shareholders are entitled to one vote per share on all matters being submitted to shareholders at the meeting, other than with respect to the election of directors, for which cumulative voting is currently required under certain circumstances by applicable provisions of California Law. Under cumulative voting, each shareholder may give any one candidate whose name is placed in nomination prior to the commencement of voting a number of votes equal to the number of directors to be elected, multiplied by the number of votes to which the shareholder's shares are normally entitled, or distribute such number of votes among as many candidates as the shareholder sees fit.

         The Board of Directors knows of only two shareholders who owned more than five percent of the outstanding voting securities of the Company as of the record date: Walter S. Woltosz and Virginia E. Woltosz. See "Beneficial Ownership of Common Stock."

QUORUM; ABSTENTIONS; BROKER NON-VOTES

         Shares representing 50% of the voting power of the 3,478,960 shares of Common Stock outstanding on the Record Date, which have voting rights, must be represented at the Meeting to constitute a quorum for conducting business. In the absence of a quorum, the stockholders present in person or by proxy, by majority vote and without further notice, may adjourn the meeting from time to time until a quorum is attained. At any reconvened meeting following such adjournment at which a quorum shall be present, any business may be transacted which might have been transacted at the Meeting as originally notified.

         The required quorum for the transaction of business at the Meeting is a majority of the votes eligible to be cast by holders of shares of Common Stock issued and outstanding on the Record Date. Shares that are voted "FOR" or "AGAINST" a matter are treated as being present at the Meeting for purposes of establishing a quorum and are also treated as shares entitled to vote at the Meeting (the "Votes Cast") with respect to such matter.

         The Company will count abstentions for purposes of determining both:
(i) the presence or absence of a quorum for the transaction of business, and
(ii) the total number of Votes Cast with respect to a proposal (other than the election of directors). Accordingly, abstentions will have the same effect as a vote against the proposal.

         Further, the Company intends to count broker non-votes for the purpose of determining the presence or absence of a quorum for the transaction of business, although broker non-votes will not be counted for purposes of determining the number of Votes Cast with respect to the particular proposal on which the broker has expressly not voted. Thus, a broker non-vote will not affect the outcome of the voting on a proposal.

DEADLINE FOR RECEIPT OF STOCKHOLDER PROPOSALS

         Proposals of stockholders of the Company that are intended to be presented by such stockholders at the Company's next Annual Meeting of Stockholders for the fiscal year ending August 31, 2004 must be received by the Company no later than August 20, 2004, in order to be considered for inclusion in the proxy statement and form of proxy relating to that meeting.

COMPANY STOCK PRICE PERFORMANCE

     The stock price performance graph below is required by the SEC and shall not be deemed to be incorporated by reference by any general statement incorporating by reference this Proxy Statement into any filing under the Securities Act of 1933, as amended, or under the Securities Exchange Act of 1934, as amended, except to the extent that the Company specifically incorporates this information by reference, and shall not otherwise be deemed soliciting material or filed under such Acts.

    The graph below compares the cumulative total shareholder return on the Common Stock of the Company from the last day of the first month of trading of the Company's Common Stock upon the Company's initial public offering (June 30, 1997) to August 31, 2003 with the cumulative total return on the Russell 2000 Index, and the S&P 600 Small Cap Index (assuming the investment of $100 in the Company's Common Stock and in each of the indices on June 30, 1997, and reinvestment of all dividends).

                          [graph of table below here]


The graph above was plotted using the following data:

Stock Performance:      8/31/03
--------------------------------------------------------------------------------
   DATE      Russell 2000           S&P 600             Simulations Plus, Inc.
--------------------------------------------------------------------------------
  6/30/97    396.370   100.000      161.550   100.000      5.000    100.000
  8/31/97    423.430   106.827      175.810   108.827       5.250   105.000
  8/31/98    337.950    85.261      142.560    88.245       1.500    30.000
  8/31/99    427.83    107.937      175.57    108.678       1.516    30.320
  8/31/00    537.89    135.704      223.49    138.341       2.500    50.000
  8/31/01    468.56    118.213      223.04    138.063       1.200    24.000
  8/31/02    391.57     98.789      200.255   123.959       1.520    30.400
  8/31/03    508.87    128.383      243.425   150.681       2.550    51.000
--------------------------------------------------------------------------------

                    INFORMATION RELATING TO VARIOUS PROPOSALS

         PROPOSALS FOR VOTING

PROPOSAL 1: ELECTION OF DIRECTORS

         The Board of Directors acts as a whole in determining the persons to be nominated as members of the Board of Directors. The Board of Directors identifies, screens and reviews potential directors for nominees for election to the Board at the Annual Meeting and candidates to fill any vacancies on the Board. When considering a potential candidate for membership on the Company's Board, the Board of Directors considers relevant business and industry experience and demonstrated character and judgement. The Board of Directors has not received any recommended nominations from any of the Company's stockholders in connection with this Annual Meeting.

         The Board of Directors has nominated the persons named below for election as directors of the Company to serve until the next Annual Meeting of Shareholders and until their successors are duly elected and qualified.

      Vote Required

         In order to be elected as a director, a nominee will have to receive a majority of the votes cast for that nominee, assuming a quorum (which consists of a majority of the shares entitled to vote at the meeting) is present at the meeting. See "Voting," above.

         At the time of the Annual Meeting, the Board of Directors will consist of four incumbent members who are seeking to be elected at the meeting to hold office until the next meeting of shareholders and until their successors are elected and qualified. The Company's Bylaws presently provide for a Board of no less than three and no more than five directors, with the number of directors currently fixed at four.

         Walter S. Woltosz, Virginia E. Woltosz, Dr. David Z. D'Argenio, and Dr. Richard R. Weiss, all of whom are incumbent directors, have been nominated by the Board of Directors for election as directors of the Company. All of the nominees have informed the Company that they are willing to serve, if elected, and management has no reason to believe that any of the nominees will be unavailable. In the event a nominee for director should become unavailable for election, the persons named in the proxy will vote for the election of any other person who may be recommended and nominated by the Board for the office of director. Information regarding director nominees and directors is set forth below:


  NAME                  AGE    POSITION WITH THE COMPANY         DIRECTOR SINCE
  ----                  ---    -------------------------         --------------

DIRECTORS AND DIRECTOR NOMINEES:

Walter S. Woltosz       58     Chairman of the Board, Chief           1996
                               Executive Officer and President
                               of the Company and Words+.

Virginia E. Woltosz     52     Secretary and Director of the          1996
                               Company

Dr. David Z. D'Argenio  54     Director and Consultant to the         1997
                               Company

Dr. Richard R. Weiss    70     Director                               1997

      Walter S. Woltosz is a co-founder of the Company and has served as its Chief Executive Officer and President and as Chairman of the Board of Directors since its incorporation in July 1996. Mr. Woltosz is also a co-founder of Words+ and has served as its Chief Executive Officer and President since its incorporation in 1981.

      Virginia E. Woltosz is a co-founder of the Company and has served as its Senior Vice President and Secretary since its incorporation in July 1996 until January 31, 2003. Mrs. Woltosz is also a co-founder of Words+ and has served as its Vice President, Secretary and Treasurer since its incorporation in 1981 until January 31, 2003. Mrs. Woltosz has retired from the position of Senior Vice President as of January 31, 2003, but remains as Secretary and Treasurer of Simulations Plus. Virginia E. Woltosz is the wife of Walter S. Woltosz.

      Dr. David Z. D'Argenio started to serve as a Director of the Company in June 1997. He is currently Professor and Chairman of Biomedical Engineering at the University of Southern California ("USC"), and has been on the faculty at USC since 1979. He also serves as the Co-Director of the Biomedical Simulations Resource Project at USC, a project funded by the National Institutes of Health since 1985.

      Dr. Richard R. Weiss started to serve as a Director of the Company in June 1997. From October 1994 to the present, Dr. Weiss has acted as a consultant to a number of aerospace companies through his own consulting entity, Richard R. Weiss Consulting Services. From June 1993 through July 1994, Dr. Weiss was employed by the U.S. Department of Defense as its Deputy Director, Space Launch & Technology.

BUSINESS EXPERIENCE OF EXECUTIVE OFFICERS WHO ARE NOT ALSO DIRECTORS:

    NAME              AGE    POSITION WITH THE COMPANY           OFFICER SINCE
    ----              ---    -------------------------           -------------

Ronald F. Creeley     52     Vice President, Marketing and            1997
                             Sales of the Company and Words+

Momoko A. Beran       51     Chief Financial Officer of the           1996
                             Company and Words+

Jeffrey A. Dahlen     42     Vice President, Research and             2003
                             Development of Words+, Inc.

      Ronald F. Creeley joined the Company in February 1997 as its Vice President, Marketing and Sales. Prior to joining the Company, Mr. Creeley had been Marketing Director at Union Pen Company, Time Resources, and New England Business Services, Inc., with experience in marketing and research.

      Momoko A. Beran joined Words+ in June 1993 as Director of Accounting and was named the Company's Chief Financial Officer in July 1996. In February 1999, Mrs. Beran assumed the additional temporary duties of Vice President, Operations, for Words+, Inc. The Board of Directors approved this position on a permanent basis at its meeting on November 18, 1999.

      Jeffrey A. Dahlen rejoined the Company in April 2003 as Vice President of Research and Development for Words+ after five years with iAT, a software consulting firm he founded based in Pasadena, California. He is a graduate of Stanford University in Electrical Engineering and has 20 years' experience in both software and hardware design, which includes development of extremely high speed processing hardware with the Jet Propulsion Laboratory at the California Institute of Technology, and over 10 years of software and hardware design and development at Words+.

      EXECUTIVE COMPENSATION

      The following table sets forth certain information concerning compensation paid or accrued for the fiscal years ended August 2003, 2002, and 2001 by the Company to or for the benefit of the Company's President, Chief Financial Officer, and Vice President, Sales and Marketing. No other executive officers of the Company received total annual compensation for the fiscal year ended August 31, 2003, 2002, and 2001 that exceeded $100,000.

                           Summary Compensation Table
--------------------------------------------------------------------------------------------------------------------

Name and Principal                                        Accrued                        401(k) Match       Fiscal
Position                            Paid Salary           Salary           Bonus         Company Paid        Year
------------------------------  ------------------    --------------  ---------------  ----------------  -----------
Walter S. Woltosz                    $355,583  (1)         -0-           $73,538 (2)          -0-            2003
     President and Chief             $153,500  (1)         -0-           $27,028 (2)          -0-            2002
        Executive Officer            $126,500            $23,499           -0-              $4,060           2001

Ronald F. Creeley                    $135,519  (1)         -0-            $4,700            $2,944           2003
     Vice President, Sales           $117,980  (1)         -0-             -0-              $2,359           2002
        and Marketing                  ***                 ***             ***                ***            2001

Momoko A. Beran                      $134,913  (1)         -0-            $3,130            $3,208           2003
     Chief Financial Officer           ***                 ***             ***                ***            2002
                                       ***                 ***             ***                ***            2001
--------------------------------------------------------------------------------------------------------------------

(1)   Includes deferred salary from previous years paid during this year.
(2) Accrued bonus due and payable within 10 days after the filing of the annual report.
***   Total compensation less than $100,000.

EMPLOYMENT AND OTHER COMPENSATION AGREEMENTS

The Board of Directors renewed an employment agreement with Walter Woltosz commencing September 1, 2002 for three years. The agreement provided for an annual salary of $165,000. Pursuant to such agreement, Mr. Woltosz was entitled to such health insurance and other benefits that are not inconsistent with that which the Company customarily provides to its other management employees and to reimbursement of customary, ordinary and necessary business expenses incurred in connection with the rendering of services to the Company. The agreement also provides that the Company may terminate the agreement upon 30 days written notice if termination is without cause and that the Company's only obligation to Mr. Woltosz would be for a payment equal to the greater of (i) 12 months of salary or (ii) the remainder of the term of the employment agreement from the date of notice of termination. Further, the agreement provides that the Company may terminate the agreement for cause (as defined) and that the Company's only obligation to Mr. Woltosz would be limited to the payment of Mr. Woltosz' salary and benefits through and until the effective date of any such termination. As part of the agreement with the original underwriter and as partial compensation for the sale of Words+ to Simulations Plus in 1996, commencing with the Company's fiscal year ending 1997 and for each fiscal year thereafter, Walter and Virginia Woltosz are entitled to receive bonuses not to exceed $150,000 and $60,000, respectively, equal to 5% of the Company's net annual income before taxes. For FY03, the net income before tax was $1,391,545, therefore, the Company accrued bonuses in the total amount of $133,538, for Walter Woltosz and Virginia Woltosz. These bonuses are due and payable within 10 days after the filing of this annual report.

As of August 31, 2003, the accrued compensation due to the Company's President was zero, and bonus payable, 5% of net income before the tax based on the underwriting agreement, subject to a maximum of $150,000, was $73,538. Neither amount accrues interest.

As of August 31, 2003, the accrued compensation due to the Company's Secretary-Treasurer was zero, and bonus payable, 5% of net income before the tax based on the underwriting agreement, subject to a maximum of $60,000, was $60,000. Neither amount accrues interest.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information regarding beneficial ownership of the Company's Common Stock as of August 31, 2003 by (i) each person who is known to own beneficially more than 5% of the outstanding shares of the Company's Common Stock, (ii) each of the Company's directors and executive officers, and (iii) all directors and executive officers of the Company as a group:

-----------------------------------------------------------------------------------------------------

                                                        AMOUNT AND NATURE OF                PERCENT
BENEFICIAL OWNER (1)(2)                                 BENEFICIAL OWNERSHIP               OF CLASS
-----------------------------------------             -----------------------             -----------
Walter S. and Virginia E. Woltosz (3)                              2,091,000                 56.15%
Momoko Beran (4)                                                     144,300                  3.88%
Ronald F. Creeley (5)                                                144,200                  3.87%
Dr. David Z. D'Argenio (6)                                             3,653                      *
Dr. Richard R. Weiss (7)                                               3,653                      *
Jeffrey A. Dahlen                                                          0                      *

All directors and officers as a group                              2,386,806                 64.10%
-----------------------------------------------------------------------------------------------------

*    Less than 1%

(1) Such persons have sole voting and investment power with respect to all Shares of Common Stock shown as being beneficially owned by them, subject to community property laws, where applicable, and the information contained in the footnotes to this table.

(2) The address of each director and executive officer named is c/o the Company, 1220 W. Avenue J, Lancaster, California 93534.

(3) Own an aggregate of 2,071,000 plus 20,000 shares of common stock underlying an option exercisable within the next 60 days of the date of this Annual Report. Does not include additional stock options for 30,000 shares, which are not exercisable within the next 60 days of the date of this Annual Report.

(4) Owns 1,300 shares of common stock exercised from options granted under the 1996 Stock Option plan, plus 143,000 shares of common stock underlying an option exercisable within the next 60 days of the date of this Annual Report. Does not include stock options for 57,500 shares, which are not exercisable within the next 60 days of the date of this Annual Report.

(5) Owns 1,000 shares of common stock, plus 143,200 shares of common stock underlying an option exercisable within the next 60 days of the date of this Annual Report. Does not include stock options for 56,800 shares, which are not exercisable within the next 60 days of the date of this Annual Report.

(6) Owns 1,000 shares of common stock, plus 2,653 shares of common stock underlying an option exercisable within the next 60 days of the date of this Annual Report. Does not include stock options for 950 shares, which are not exercisable within the next 60 days of the date of this Annual Report.

 (7) Owns 1,000 shares of common stock, plus 2,653 shares of common stock underlying an option exercisable within the next 60 days of the date of this Annual Report. Does not include stock options for 950 shares, which are not exercisable within the next 60 days of the date of this Annual Report.

OPTION GRANTS/EXERCISES

The following table discloses certain information regarding the options held at August 31, 2003 by the Chief Executive Officer and each other named executive officer.

------------------------------------------------------------------------------------------------------------

                              Number of Options at August 31,            Value of Options at August 31,
                                            2003                                   2003 (1)
                              ---------------------------------         --------------------------------
                              Exercisable         Unexercisable         Exercisable        Unexercisable
                              -----------         -------------         -----------        -------------
Walter S. Woltosz                  10,000                15,000            $10,100*            $15,150*
Virginia E. Woltosz                10,000                15,000            $10,100*            $14,150*
Momoko Beran                      143,000                57,500           $104,928             $37,010
Ronald F. Creeley                 143,200                56,800           $107,260             $37,190
Dr. David Z. D'Argenio              2,653                   950             $1,746                $512
Dr. Richard R. Weiss                2,653                   950             $1,746                $512
Jeffrey Dahlen                          0                     0                  -                   -

------------------------------------------------------------------------------------------------------------

(1) Based on a per share price of $2.55 at August 31, 2003 less applicable option exercise prices.
*    Granted at $1.54, 110% of market price of the issue date

BOARD COMMITTEES AND MEETINGS

      During the fiscal year ended August 31, 2003, the Board of Directors held one meeting. The Board has an Audit Committee and a Compensation Committee.

      The Audit Committee consists of Dr. D'Argenio, Dr. Weiss and Mr. Woltosz. The Audit Committee, which meets periodically with management and the Company's independent auditors, reviews the internal accounting procedures of the Company and reviews the services provided by the Company's independent auditors. The Audit Committee did not meet during fiscal 2003.

      The Compensation Committee consists of Dr. D'Argenio and Dr. Weiss. The Compensation Committee did not meet during fiscal 2003.

      During fiscal 2003, each Board member attended 75% or more of the aggregate of the meetings of the Board and of the committees on which he served, held during the period for which he was a director or committee member, respectively.

DIRECTOR COMPENSATION

In accordance with the Company's bylaws, outside directors receive compensation of $2500.00 per year plus $500 per meeting. In addition, each outside director receives options for 500 shares per year at the fair value of the shares on the date of grant.

PROPOSAL 2: TO RATIFY THE SELECTION OF SINGER, LEWAK, GREENBAUM & GOLDSTEIN LLP AS THE COMPANY'S INDEPENDENT ACCOUNTANTS

      The Board has selected Singer, Lewak, Greenbaum & Goldstein LLP, independent public accountants, as independent auditors for the Company for 2004. A resolution is being submitted to shareholders at the meeting for ratification of such selection and the accompanying proxy will be voted for such ratification, unless instructions to the contrary are indicated therein. Although ratification by shareholders is not a legal prerequisite to the Board's selection of Singer, Lewak, Greenbaum & Goldstein LLP as the Company's independent public accountants, the Company believes such ratification to be appropriate. If the shareholders do not ratify the selection of Singer, Lewak, Greenbaum & Goldstein LLP, the selection of independent public accountants will be reconsidered by the Board; however, the Board may select Singer, Lewak, Greenbaum & Goldstein LLP, notwithstanding the failure of the shareholders to ratify its selection.

      The Board expects that a representative of Singer, Lewak, Greenbaum & Goldstein LLP will be present at the meeting, will have an opportunity to make a statement if he or she so desires, and will be available to respond to appropriate questions.

      Singer, Lewak, Greenbaum & Goldstein LLP has been the Company's independent public accountants since 1996. For the fiscal year ended August 31, 2003, Singer, Lewak, Greenbaum & Goldstein LLP performed audit and other services for the Company including consultations during the year on matters related to accounting, financial reporting and the review of financial and related information that was included in filings with the Securities and Exchange Commission.

      The appointment of auditors is approved annually by the Board.

      VOTE REQUIRED.

      Approval of Proposal 2 requires the affirmative vote of a majority of the shares of Common Stock present and voting at a meeting if a quorum is present.

      RECOMMENDATION OF THE BOARD OF DIRECTORS

      The Board of Directors recommends a vote FOR approval of Proposal 2.

                                  OTHER MATTERS

      The Board of Directors of the Company knows of no other matters to be presented at the annual meeting other than those described above. However, if any other matters properly come before the meeting, it is intended that any shares voted by proxy will be voted in the discretion of the Board of Directors.

COMPLIANCE WITH SECTION 16(A) OF THE EXCHANGE ACT

      Section 16(a) of the Securities Exchange Act of 1934 as amended (the "Exchange Act") requires the Company's officers and directors, and persons who own more than ten percent of its Common Stock to file reports of ownership and changes of ownership with the Securities and Exchange Commission and NASDAQ. Such persons are also required to furnish the Company with copies of all Section 16(a) forms they file.

     Based solely on the Company's review of the copies of those forms received by the Company, or written representations from such persons the Company believes that one Form 5 was filed, and that all Section 16(a) filing requirements for the fiscal year ended August 31, 2003 were met, except that the Company's directors Richard R. Weiss and David Z. D'Argenio inadvertently failed to file a Form 4 on a timely basis with respect to the grant of options to purchase shares of Common Stock representing one transaction.

                                          By Order of the Board of Directors


                                          Virginia E. Woltosz
                                          Secretary

Dated: January 23, 2004

APPENDIX 1: AUDIT COMMITTEE CHARTER

                             AUDIT COMMITTEE CHARTER

ORGANIZATION:

The audit committee shall be composed of directors, the majority of whom are independent of the management of the corporation and are free of any relationship that, in the opinion of the board of directors, would interfere with their exercise of independent judgment as a committee member.

                              STATEMENT OF POLICY:

The audit committee shall provide assistance to the corporate management in fulfilling their responsibility to the shareholders, potential shareholders, and investment community on matters relating to corporate finances. In so doing, it is the responsibility of the audit committee to maintain free and open means of communication between the directors, the independent auditors, and the financial management of the corporation.

RESPONSIBILITIES:

In carrying out its responsibilities, the audit committee believes its policies and procedures should remain flexible, in order to best react to changing conditions and to ensure to the directors and shareholders that the corporate accounting and reporting practices of the corporation are in accordance with all requirements and are of high quality.

In carrying out these responsibilities, the audit committee will:

o Review and recommend to the management the independent auditors to be selected to audit the financial statements of the corporation and its subsidiaries.

o Review with the independent auditors, the company's management, and financial and accounting personnel, the adequacy and effectiveness of the accounting and financial controls of the corporation, and elicit any recommendations for the improvement of such internal control procedures or particular areas where new or more detailed controls or procedures are desirable. Particular emphasis should be given to the adequacy of such internal controls to expose any payments, transactions, or procedures that might be deemed illegal or otherwise improper. Further, the committee periodically should review company policy.

o Review the financial statements contained in the annual report to shareholders with management and the independent auditors to determine that the independent auditors are satisfied with the disclosure and content of the financial statements to be presented to the shareholders. Any changes in accounting principles should be reviewed.

o Provide sufficient opportunity for independent auditors to meet with the members of the audit committee without members of management present. Among the items to be discussed in these meetings are the independent auditors' evaluation of the corporation's financial, accounting, auditing personnel, and the cooperation that the independent auditors received during the course of the audit.

o Investigate any matter brought to its attention within the scope of its duties, with the power to retain outside counsel for this purpose if, in its judgment, that is appropriate.

APPENDIX 2: FORM OF PROXY CARD

Exhibit to Proxy Statement for the 2004 Annual Meeting of Shareholders

                             Simulations Plus, Inc.

PROXY                 SOLICITED BY THE BOARD OF DIRECTORS OF               PROXY
                             SIMULATIONS PLUS, INC.


                ANNUAL MEETING OF SHAREHOLDERS - MARCH 11, 2004

      The undersigned hereby appoints Walter S. Woltosz and Momoko Beran, or either of them, attorneys and proxies for the undersigned, with full power of substitution, for and in the name, place and stead of the undersigned, to represent and vote, as designated below, all shares of stock of Simulations Plus, Inc., a California Corporation, held of record by the undersigned on January 23, 2004, at the Annual Meeting of the Shareholders to be held at 1220
W. Avenue J, Lancaster, California at 2:00 p.m. Pacific Standard Time on March 11, or at any adjournment or postponement of such meeting, in accordance with and as described in the Notice of Annual Meeting of Shareholders and Proxy Statement. If no direction is given, this proxy will be voted FOR Proposals 1 and 2 and in the discretion of the proxy as to such other matters as may properly come before the meeting.

[X] Please mark the votes as in this example.

     The Board of Directors recommends a vote for Proposals 1 and 2.

1.    Election of Directors

      Nominees: Walter S. Woltosz, Virginia E. Woltosz, Dr. David Z. D'Argenio and Dr. Richard R. Weiss

      FOR [ ]  WITHHELD [ ]

              ----------------------------------------------------
                 FOR all nominees except as stated on line above


2    Ratification of Selection of Singer, Lewak, Greenbaum & Goldstein LLP as
      Auditors

      FOR [ ]                     AGAINST [ ]                        ABSTAIN [ ]

The undersigned hereby revokes any proxy or proxies heretofore given to vote upon or act with respect to such stock and hereby ratifies all that the proxies, their substitutes, or any of them, may lawfully do by virtue hereof.

Please sign exactly as your name appears on the address label affixed hereto. If acting as attorney, executor, trustee or in other representative capacity, sign name and title.

                                        Date:
                                              ----------------------------------

                                        ----------------------------------------
                                        Signature:

                                        ----------------------------------------
                                        Signature if held jointly: